REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of November 5, 1997, by and among (i) International Fast Food Corporation, a Florida corporation (the "COMPANY"), (ii) each of the undersigned purchasers (the "PURCHASERS"), which Purchasers are each executing a Securities Purchase Agreement (collectively, the "PURCHASE AGREEMENTS") relating to an offering (the "OFFERING") by the Company of $27,536,000 aggregate stated principal amount at maturity of 11% Convertible Senior Subordinated Discount Notes due 2007 (the "CONVERTIBLE NOTES"), to be issued by the Company pursuant to the provisions of an Indenture dated as of November 5, 1997 (as amended, supplemented or otherwise modified from time to time, the "INDENTURE") and the Purchase Agreements, and (iii) BT Alex. Brown Incorporated (the "PLACEMENT AGENT").

      In order to induce the Purchasers to enter into the Purchase Agreements and the Placement Agent to enter into the Placement Agency Agreement relating to the Offering (the "PLACEMENT AGENCY AGREEMENT"), the Company has agreed to provide the registration rights set forth in this Agreement to the Purchasers and the Placement Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreements.

      The parties hereby agree as follows:

      1.    DEFINITIONS.

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      "ADVICE" shall have the meaning set forth in Section 5 hereof.

      "CLOSING DATE" shall mean the date of the closing of the Offering.

      "COMMISSION" shall mean the Securities and Exchange Commission.

      "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.


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      "COMPANY" shall have the meaning set forth in the preamble.

      "CONTROL PERSON" shall have the meaning set forth in Section 7(a) hereof.

      "CONVERSION RATIO" shall have the meaning set forth in the Indenture.

      "CONVERSION SHARES" shall mean the shares of Common Stock issuable upon conversion of the Convertible Notes at the rate and in the manner set forth in the Indenture.

      "CONVERTIBLE NOTE AMOUNT" shall have the meaning set forth in Section 2(f) hereof.

      "CONVERTIBLE NOTES" shall have the meaning set forth in the preamble.

      "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a) hereof.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      "INDEMNIFIED PERSON" shall have the meaning set forth in Section 7(c) hereof.

      "INDEMNIFYING PERSON" shall have the meaning set forth in Section 7(c) hereof.

      "INDENTURE" shall have the meaning set forth in the preamble.

      "INSPECTORS" shall have the meaning set forth in Section 5(k) hereof.

      "NASD" shall have the meaning set forth in Section 5(m) hereof.

      "OFFERING" shall have the meaning set forth in the preamble.

      "PARTICIPANT" shall have the meaning set forth in Section 7(a) hereof.

      "PLACEMENT AGENT" shall have the meaning set forth in the preamble.

      "PLACEMENT AGENT SHARES" shall mean the 500,000 shares of Common Stock to be issued to the Placement Agent pursuant to the terms of the Placement Agency Agreement.

      "PLACEMENT AGENCY AGREEMENT" shall have the meaning set forth in the preamble.

      "PURCHASE AGREEMENTS" shall have the meaning set forth in the preamble.

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      "PURCHASERS" shall have the meaning set forth in the preamble.

      "RECORDS" shall have the meaning set forth in Section 5(k) hereof.

      "REGISTRABLE   SECURITIES"  shall  mean  the  Conversion  Shares  and  the
Placement Agent Shares.

      "REGISTRATION DEFAULT" shall have the meaning set forth in Section 2(f) hereof.

      "REGISTRATION EXPENSES" shall have the meaning set forth in Section 6(a) hereof.

      "RESTRICTED REGISTRABLE SECURITIES" means the Registrable Securities until
(i) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement or (ii) they are eligible for distribution to the public pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a) hereof.

      2.    SHELF REGISTRATION.

      (a) SHELF REGISTRATION STATEMENT. The Company shall file with the Commission a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering all of the Restricted Registrable Securities (the "SHELF REGISTRATION STATEMENT") and shall use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the one year anniversary of the Closing Date. The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Restricted Registrable Securities for resale by the holders thereof in the manner or manners designated by them (including, without limitation, one underwritten offering). The Company shall not permit any securities to be sold by the Company to be included in the Shelf Registration Statement.

      The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of
(i) the expiration of the time period referred to in Rule 144(k) under the Securities Act with respect to all beneficial holders other than affiliates of


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the Company of Restricted  Registrable  Securities and (ii) such time as all the
Restricted Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or are otherwise
freely   tradeable   without   registration   under  the   Securities  Act  (the
"EFFECTIVENESS PERIOD"). The Company shall be deemed not to have used its best efforts to keep a registration statement effective during the Effectiveness Period if it voluntarily takes any action that would result in selling holders of the Restricted Registrable Securities covered thereby not being able to sell such Restricted Registrable Securities during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of Section 2(e) hereof, Section 5(i) hereof and the last paragraph of Section 5 hereof.

      (b) SELECTION OF INVESTMENT BANKERS AND MANAGERS. If any of the Restricted Registrable Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company and reasonably acceptable to the holders of a majority of the Restricted Registrable Securities to be included in such offering.

      (c) EXPENSES. The Company shall pay all Registration Expenses (as hereinafter defined) incurred in connection with the Company's registration obligations pursuant to this Section 2.

      (d) CONVERSION RATIO. In the event the Shelf Registration Statement is not declared effective on or prior to the date that is one year after the Closing Date, the denominator of the Conversion Ratio will be decreased by $.15 (subject to adjustment as set forth in the Indenture).

      (e) SUSPENSION. During any consecutive 365-day period, the Company may suspend the availability of the Shelf Registration Statement for up to 45 consecutive days (except for the consecutive 45-day period immediately prior to the maturity of the Convertible Notes) if the Company's Board of Directors determines in good faith that there is a valid purpose for such suspension; PROVIDED, HOWEVER, that in no event may the availability of the Shelf Registration Statement be suspended, for any reason, for more than an aggregate of 60 days during any 365-day period.

      (f) LIQUIDATED DAMAGES. If the Shelf Registration Statement is declared effective but, except under the circumstances described in the last sentence of paragraph (a) above, thereafter ceases to be effective or usable for its intended purpose during the period specified in this Agreement (except as and for the periods permitted hereby) without being succeeded promptly by a



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post-effective  amendment to such Shelf  Registration  Statement that cures such failure and that is itself immediately declared effective (each such event being referred to herein as a "Registration Default"), the Company hereby agrees to pay liquidated damages to each holder of Restricted Registrable Securities and/or Convertible Notes. Such liquidated damages shall be payable to each such holder with respect to the first 30-day period (or portion thereof) immediately following the occurrence of a Registration Default in an amount equal to .05% multiplied by the principal amount of Convertible Notes then held by such holder plus the aggregate principal amount of Convertible Notes from which the Restricted Registrable Securities then held by such holder were converted (such holder's "Convertible Note Amount"). For each subsequent 30-day period (or portion thereof) that the Registration Default continues, the amount of the liquidated damages payable to each holder shall increase by an additional .05% multiplied by such holder's Convertible Note Amount until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of 5% multiplied by such holder's Convertible Note Amount. All accrued liquidated damages shall be paid to holders by the Company by wire transfer of immediately available funds or by federal funds check upon the termination of each 30-day period described above or upon cure of all Registration Defaults, whichever occurs first. Following the cure of all Registration Defaults relating to any particular Restricted Registrable Securities, the accrual of liquidated damages with respect to such Restricted Registrable Securities will cease.

      3.    PIGGYBACK REGISTRATION.

      (a) If at any time after the one year anniversary of the Closing Date the Company shall register or propose the registration under the Securities Act of any shares of Common Stock of the Company (other than a registration relating solely to the sale of securities to participants in a Company employee benefit plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form for registering stock issuable upon a reclassification, business combination involving an exchange of securities, or an exchange offer for securities of the Company or another entity), the Company shall send to the record owners of Restricted Registrable Securities, at least 30 days prior to the filing of a registration statement, notice of such proposed registration stating the total number of shares proposed to be the subject of such registration. The Company, subject to Section 3(c) hereof, will include in any registration statement filed with the Commission with regard to such proposed registration the number of Restricted Registrable Securities specified in writing by any such record owners to it within 20 days after receipt of said notice. Any record owner who participates in the public offering pursuant to such registration statement shall be entitled to all the benefits of this Agreement in connection with any registration hereunder, except as otherwise

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provided in this Section 3. The right to  registration  provided in this Section is in addition to and not in lieu of the registration rights provided in Section 2 hereof.

      (b)  All  Registration   Expenses  in  connection  with  any  registration
statement contemplated by this Section 3 shall be borne by the Company.

      (c) Notwithstanding the foregoing, if the managing underwriter or underwriters of such proposed offering advise(s) the Company in writing that in its or their opinion the total amount or kind of securities which the holders of Restricted Registrable Securities, the Company and any other persons or entities intend to include in such offering would reasonably be likely to adversely affect the Company in such offering, then the Company will include in such registration, to the extent of the number of securities which the Company is so advised can be sold in such offering, (i) first, the shares of Common Stock that the Company proposes to sell in a primary offering, (ii) second, the Restricted Registrable Securities requested to be registered by the holders thereof pursuant to Section 3(a); PROVIDED, HOWEVER, that if in the written opinion of the managing underwriter or underwriters of such offering the inclusion of all the Restricted Registrable Securities requested to be included in such offering would adversely affect the amount or price of the securities that could be sold by the Company in such offering, then the Restricted Registrable Securities included in such offering shall be determined on a pro rata basis (based on relative holdings of Registrable Securities), and (iii) third, so long as all Restricted Registrable Securities requested to be included in such registration pursuant to Section 3(a) have been included in such registration, all other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the holders of such securities.

      4.    HOLDBACK AGREEMENT.

      (a) Each owner of Restricted Registrable Securities shall, with respect to any Restricted Registrable Securities not then being registered for resale under the Securities Act as part of any registration statement described in Section 3 hereof, upon receipt of written notice from the Company, not effect any public sale or distribution of such Restricted Registrable Securities of such owner, including a sale pursuant to Rule 144 under the Securities Act, during the seven days prior to, and during the 120-day period beginning on, the effective date of any registration statement described in Section 3 hereof for an underwritten offering (except as part of such registration), if and to the extent requested by the managing underwriter or underwriters in the underwritten public offering.



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      (b) The Company  agrees not to effect any public sale or  distribution  of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the seven days prior to, and during the 120-day period beginning on, the effective date of any underwritten offering pursuant to the Shelf Registration Statement (except pursuant to registrations on Form S-8 or any successor form to Form S-8).

      5.    REGISTRATION PROCEDURES.

      In connection with each registration provided for in Sections 2 or 3 hereof, the Company will, during the Effectiveness Period, promptly:

      (a) furnish to each holder of Restricted Registrable Securities, prior to filing a registration statement or amendments thereto with the Commission with respect to Restricted Registrable Securities, copies of such registration statement and amendments as proposed to be filed and all exhibits thereto, and thereafter furnish such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement and amendments thereto (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Restricted Registrable Securities owned by such seller. The Company shall not file any registration statement or any amendments thereto if the holders of a majority of the Restricted Registrable Securities covered by such registration statement, their counsel, or the managing underwriters, if any, shall reasonably object;

      (b)   prepare  and  file  with  the   Commission   such   amendments   and
post-effective amendments to the Shelf Registration Statement as may be necessary to keep such registration statement continuously effective for the Effectiveness Period (subject to Section 2 (e)); cause the prospectus in each registration statement filed pursuant to Section 2 or 3 hereof to be supplemented by any prospectus supplement required by applicable law, and, if required, as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act, applicable to it with respect to the disposition of all securities covered by such registration statement as so amended or such prospectus as so supplemented;

      (c) notify the selling holders of Restricted Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within five business days), and confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment thereto has been filed, and, with respect to a registration statement or any post-effective amendment


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thereto,  when the same has become effective under the Securities Act (including in such notice a written statement that any holder may, upon request, obtain, at the sole expense of the Company, such number of copies as are requested of the registration statement or post-effective amendment thereto including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Restricted Registrable Securities the representations and warranties of the Company contained in any agreement contemplated by Section 5(j) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a registration statement or any of the Restricted Registrable Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in a registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to a registration statement, prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated
therein  or  necessary  to  make  the  statements   therein,  in  light  of  the
circumstances  under  which  they  were  made,  not  misleading,   (vi)  of  the
determination by the Company that a post-effective amendment to a registration statement would be appropriate and (vii) of any suspension of the availability of the Shelf Registration Statement pursuant to Section 2(e);

      (d) use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Restricted Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order as soon as practicable;

      (e) upon and after the filing of the Shelf Registration Statement pursuant to Section 2 and if requested by the managing underwriter or underwriters (if any) or the holders of a majority of the Restricted Registrable Securities being sold, (i) promptly include in a prospectus supplement or post-effective



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amendment  thereto such information as the managing  underwriter or underwriters
(if any), such holders, or counsel for any of them reasonably request to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be included in such prospectus supplement or post-effective amendment;

      (f) prior to any public offering of Restricted Registrable Securities, to use its best efforts to register or qualify such Restricted Registrable
Securities (and to cooperate with selling holders of Restricted Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Restricted Registrable Securities) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling holder, or the managing underwriter or underwriters reasonably request in writing; PROVIDED, HOWEVER, that where Restricted Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(f); use its best efforts to keep any effective registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Restricted Registrable Securities covered by the applicable registration statement; PROVIDED, HOWEVER, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject or (D) modify in any way its corporate documents or agree to any restriction on the sale of securities by the Company or any of its affiliates;

      (g) cooperate with the selling holders of Restricted Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Registrable Securities that are sold, which certificates shall not bear any restrictive legends; and enable such Restricted Registrable Securities to be registered in such names as the managing underwriter or underwriters, if any, or holders may reasonably request;

      (h) use its best efforts to cause the Restricted Registrable Securities covered by the registration statement to be registered with or approved by such other domestic governmental agencies or authorities as may be reasonably necessary to enable the holders thereof or the underwriter or underwriters, if


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any,  to dispose of such  Restricted  Registrable  Securities,  except as may be required solely as a consequence of the nature of a selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such registration statement and the granting of such approvals;

      (i) upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the Commission, at the sole expense of the Company, a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of such Restricted Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (j) in connection with any underwritten offering of Restricted Registrable Securities pursuant to the Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of equity securities similar to the Common Stock and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Restricted Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its respective subsidiaries and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of equity securities similar to the Common Stock, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of equity securities similar to the Common Stock and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the registration statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of equity securities



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similar to the Common Stock and such other  matters as  reasonably  requested by the managing underwriter or underwriters;  and (iv) if an underwriting agreement
is  entered  into,  the  same  shall  contain  indemnification   provisions  and
procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to holders of a majority of Restricted Registrable Securities covered by such registration statement and the managing underwriter or underwriters) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

      (k) upon the filing of any registration statement with respect to Restricted Registrable Securities and after entry into a confidentiality agreement in customary form, make available for inspection by any selling holder of such Restricted Registrable Securities being sold, any underwriter participating in any such disposition of Restricted Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling holder or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours and upon reasonable advance notice to the Company, all financial and other records, pertinent corporate documents and instruments of the Company and its respective subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its respective subsidiaries to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the reasonable opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling holder of such Restricted Registrable Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed and kept confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling holder of such Restricted Registrable Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any regulatory authority, give prompt notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense;

      (l) make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the registration statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

      (m)  cooperate  with each  seller  of  Restricted  Registrable  Securities covered by any registration statement and each underwriter, if any, participating in the disposition of such Restricted Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

      (n) use its best efforts to list the Restricted Registrable Securities for trading on the NASDAQ Small Cap market if the Common Stock is then listed on the NASDAQ Small Cap market, and such other markets, systems or exchanges on which the Common Stock is then listed for trading, prior to their sale pursuant to a registration statement contemplated hereby; and

      (o) use its best efforts to take all other reasonable steps necessary or advisable to effect the registration under the Securities Act of the Restricted Registrable Securities covered by a registration statement contemplated hereby.

      The Company may require each seller of Restricted Registrable Securities as to which any registration is being effected to furnish in writing to the Company such information regarding such seller and the distribution of such Restricted Registrable Securities as the Company may, from time to time,
reasonably  request.   The  Company  may  exclude  from  such  registration  the
Restricted Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which a registration statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

      Each holder of Restricted Registrable Securities agrees by acquisition of such Restricted Registrable Securities, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section

5(c)(ii), 5(c)(iv), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such holder will forthwith discontinue disposition of such Restricted Registrable Securities covered by such registration statement or prospectus to be sold by such holder until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(i) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable prospectus may be resumed.

      6.    REGISTRATION EXPENSES.

      (a) Registration Expenses shall be borne as set forth in Sections 2 and 3 hereof. Registration Expenses ("REGISTRATION EXPENSES") shall consist of all expenses incidental to the Company's performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Restricted Registrable Securities), (ii) printing expenses, including, without limitation, expenses of printing certificates for Restricted Registrable Securities and of printing prospectuses in an amount reasonably requested by the managing underwriter or underwriters, if any, if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the holders of the Restricted Registrable Securities included in any Registration Statement,
(iii) messenger and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent public accountants referred to in Section 5(j)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) fees associated with making the Restricted Registrable Securities eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on the NASDAQ Small Cap market or any securities exchange, system or market on which the Common Stock is then listed, and (xii) the expenses relating to printing, word processing and distributing all registration statements, underwriting agreements, securities sales agreements and any other documents necessary in order to comply with this Agreement. Registration Expenses do not include any underwriting discounts or sales commissions.

      (b) The Company shall reimburse the holders of the Restricted Registrable Securities being registered under the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the Restricted Registrable Securities to be included in the Shelf Registration Statement.

      7.    INDEMNIFICATION.

      (a) The Company agrees to indemnify and hold harmless each holder of Restricted Registrable Securities, its affiliates, and its and their respective officers, directors, employees and agents, and each person, if any, who controls any such person (each, a "CONTROL PERSON") within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "PARTICIPANT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action, investigation or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) or related prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Restricted Registrable Securities which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the prospectus or any amendment or supplement thereto and the prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Company in the related proceeding that such Participant failed to deliver or provide a copy of the prospectus (as amended or supplemented) to such person with or prior to the confirmation of the sale of such Restricted Registrable Securities sold to such person if required by applicable law, unless such failure to deliver or provide a copy of the prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

      (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each person who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with respect to information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use in any registration statement or prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. Notwithstanding the foregoing, under no circumstances shall the Placement Agent, its affiliates or its or their respective officers, directors, employees, agents or Control Persons, be responsible for amounts that in the aggregate exceed the value of the Placement Agent Shares on the date hereof. In addition, under no circumstances shall any Participant in any registration hereunder be responsible for any amount in excess of the proceeds received by it in such registration.

      (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay, as incurred, the reasonable fees and expenses actually incurred by such counsel related to such proceeding; PROVIDED, HOWEVER, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or to pay expenses subject to indemnification hereunder or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants (including, without limitation, any Control Persons) shall be designated in writing by Participants who sold a majority in interest of Restricted Registrable Securities sold by all such Participants and any such separate firm for the Company, its directors, its officers and such Control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could reasonably have been expected to be a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such settlement and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

      (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or persons on the one hand and the Indemnified Person or Persons on the other from the offering of the securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

      (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (f) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

      8.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      No owner of Restricted Registrable Securities may participate, pursuant to
Section 3 hereof, in any underwritten offering of Common Stock of the Company, notice of which is given pursuant to Section 3 hereof, unless such owner (a) agrees to sell its Restricted Registrable Securities pursuant to customary underwriting arrangements approved by the Company and its counsel and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      No owner of Restricted Registrable Securities may participate, pursuant to
Section 2 hereof, in any underwritten offering of Common Stock of the Company pursuant to the Shelf Registration Statement filed in accordance with Section 2 hereof, unless such owner completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and such other documents reasonably required under the terms of customary underwriting arrangements.

      9. RULE 144.

      The Company covenants that it will use its best efforts to file timely the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any record owner of Restricted Registrable Securities may reasonably request, all to the extent required from time to time to enable such owner to sell Restricted Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any record owner of Restricted Registrable Securities, the Company will deliver to such owner a written statement as to whether it has complied with such requirements.

      10.   MISCELLANEOUS.

      (a) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the holders of Restricted Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company will not enter into any agreement which will grant any such rights that are in conflict with the rights afforded by this Agreement.

      (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and the holders of not less than a majority of the then-outstanding Restricted Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Restricted Registrable Securities whose securities are being sold pursuant to a registration statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other holders of Restricted Registrable Securities may be given by holders of at least a majority of the Restricted Registrable Securities being sold by such holders pursuant to such registration statement.

      (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing and be by hand-delivery or certified mail, return receipt requested, or by facsimile (with a hard copy to follow by either overnight or two (2) day courier):

            (i) if to a holder of Restricted Registrable Securities other than the Placement Agent, at the most current address given by such holder to the Company in writing;

            (ii) if to the Placement Agent, at its address set forth in the Placement Agency Agreement; and

            (iii) if to the Company, at its address set forth in the Purchase Agreements.

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five business days after being deposited in the mail (by certified mail), postage prepaid, if mailed; upon receipt, if sent by facsimile (followed by a hard copy sent by either overnight or two (2) day courier).

      (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a holder unless and to the extent such successor or assign holds Restricted Registrable Securities.

      (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (G) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      (h) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (i)  RESTRICTED   REGISTRABLE  SECURITIES  HELD  BY  THE  COMPANY  OR  ITS
AFFILIATES. Whenever the consent or approval of holders of a specified percentage of Restricted Registrable Securities is required hereunder, Restricted Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

      (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties or undertakings between the parties hereto with respect to the subject matter hereof, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.


                         INTERNATIONAL FAST FOOD CORPORATION



                         By:  /s/ Mitchell Rubininson
                            ---------------------------------------
                              Name:  Mitchell Rubininson
                              Title: President


Purchaser:  NORTHSTAR HIGH TOTAL RETURN FUND


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  NORTHSTAR HIGH TOTAL RETURN FUND II


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  BANKAMERICA INVESTMENT CORP.


By: /s/ Mike Hornig
   -------------------------------------
    Name:   Mike Hornig
    Title:  Assistant Controller

Purchaser:  LEGG MASON INCOME TRUST, INC.


By: /s/ Trudie D. Whitehead
   -------------------------------------
    Name:   Trudie D. Whitehead
    Title:  Portfolio Manager


Purchaser:  BT ALEX. BROWN INCORPORATED

By: /s/ Gary Luciani
   -------------------------------------
    Name:   Gary Luciani
    Title:  Managing Director